Restructuring	12 Months Ended
Dec. 31, 2011
Restructuring [Abstract]
Restructuring

Note 11: Restructuring

No significant restructuring actions were taken in 2011.

In 2010, the Company incurred restructuring expenses of $16 million primarily related to severance and other employee-related costs incurred due to personnel reduction actions being implemented under the 2009 plan.

In 2009, the Company incurred restructuring expenses of $102 million primarily related to severance and other employee-related costs incurred due to personnel reduction actions being implemented under the 2009 plan. The Company recognized $87 million relating to salaried personnel reductions, $10 million related to industrial workforce reductions and $5 million related to closing, selling, and downsizing existing facilities.

In April 2009, CNH announced a global consolidation and reorganization plan to further adjust cost and operating levels in light of the economic downturn. These actions include optimizing CNH's manufacturing footprint and reducing salaried personnel. In 2009, CNH reorganized its Construction Equipment business's management structure and started the process to move all production activities from its construction equipment plant located in Imola, Italy to other CNH facilities.

Costs related to closing, selling, and downsizing existing facilities due to excess capacity and duplicate facilities, primarily relate to the following actions:

•	rationalization of the agricultural equipment manufacturing facility in Belleville, Pennsylvania;

•	rationalization of parts depots in Kansas City, Kansas, St. Paul, Minnesota, and Omaha, Nebraska:

•	rationalization of the construction equipment manufacturing facility in Berlin, Germany;

•	rationalization of the combine manufacturing plant in East Moline, Illinois; and

•

other actions which take into consideration duplicate capacity and other synergies including purchasing and supply chain management, research and development and selling, general and administrative functions related to CNH's operations.

The following table sets forth restructuring activity for the years ended December 31, 2011, 2010, and 2009:

	Severance and Other Employee Costs	Facility Related Costs	Total
	(in millions)
Balance at January 1, 2009	11	3	14
Restructuring charges	97	5	102
Payments	(54)	(7)	(61)
Non-cash utilization	(12)	—	(12)
Currency translation adjustments	2	—	2

Balance at December 31, 2009	44	1	45
Restructuring charges	15	1	16
Payments	(41)	(2)	(43)
Currency translation adjustments	(3)	—	(3)

Balance at December 31, 2010	15	—	15
Restructuring charges	(2)	2	—
Payments	(8)	(1)	(9)

Balance at December 31, 2011	$5	$1	$6

Remaining costs expected to be incurred	$12	$2	$14

Non-cash utilization in 2009 of $12 million relates to the recognition of a curtailment loss on CNH's pension and postretirement benefit plans due to a permanent reduction in personnel in the United States. See "Note 12: Employee Benefit Plans and Postretirement Benefits" for additional information.

The specific restructuring measures and associated estimated costs were based on management's best business judgment under prevailing circumstances. If future events warrant changes to these estimates, such adjustments will be reflected in the applicable consolidated statements of operations as "Restructuring."